Share based compensation	3 Months Ended
Mar. 31, 2024
Share based compensation [Abstract]
Share based compensation
11.	Share based compensation

Share Options
In June 2021, the Company adopted a share option plan referred to herein as the Share Option Plan under which grants of options are made to eligible participants. The Company had reserved 1,202,734 ordinary shares for future issuance under the Share Option Plan, which include ordinary shares pursuant to share-based equity awards issued to date. As of March 31, 2024, the Company has 368,741 ordinary shares available for the future issuance of share-based equity awards.

Under the Share Option Plan, the options may be settled only in ordinary shares of the Company. Therefore, the grants of share options under the Share Option Plan have been accounted for as equity-settled under IFRS 2. As such, the Company records a charge for the vested portion of award grants and for partially earned but non-vested portions of award grants.

During the three months ended March 31, 2024, the Company granted the option to purchase 68,000 ordinary shares to employees which were in line with the general terms of the Share Option Plan. All share options granted during the three months ended March 31, 2024, had a contractual term (expiration) of eight years from the grant date with an exercise price at the closing market price on the day prior to the grant.

The following table summarizes the share option awards outstanding as of March 31, 2024:

	Average exercise price per share in USD	Number of awards	Weighted average remaining life in years
At December 31, 2023	10.35	790,720	6.57
Granted	6.96	68,000	7.81
Forfeited	12.82	(32,023)	6.12
At March 31, 2024[1]	9.98	826,697	6.45

[1] 149,207 of the awards outstanding as of March 31, 2024, were exercisable.

The weighted average grant date fair value of awards granted during the three months ended March 31, 2024, was $5.21 per award.

The fair values of the options granted were determined on the date of the grant using the Black-Scholes option-pricing model. The Company used an independent valuation firm to assist in calculating the fair value of the award grants per participant.

The fair values of the options granted during the three months ended March 31, 2024 and 2023 were determined on the date of the grant using the following assumptions:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Share price, in USD	5.80 - 8.00	8.77 - 10.40
Strike price, in USD – employees (weighted average)	6.96	9.66
Expected volatility	87% - 88%	87%
Award life (weighted average)	6	6
Expected dividends	-	-
Risk-free interest rate	3.82% - 4.26%	3.63% - 4.22%

The expected volatility was based on selected volatility determined by median values observed among other comparable public companies.

The award life is based on the time interval between the date of grant and the date during the life of the share option after which, when making the grant, the Company expected on average that participants would exercise their options.

As of March 31, 2024, Other Reserves within equity includes $4.4 million (December 31, 2023: $4.2 million) relating to the Group’s Share Option Plan. Balances which relate to forfeited awards which had previously vested are transferred from Other Reserves to Accumulated Deficit. The amount of expense for all awards recognized for services received during the three months ended March 31, 2024 was $0.3 million (three months ended March 31, 2023: $0.6 million).